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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 27, 2006
                Date of Report (Date of earliest event reported)

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                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                     0-19084                    94-2925073
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)


                               3975 Freedom Circle
                              Santa Clara, CA 95054
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. Regulation FD Disclosure

     On February 27, 2006, PMC-Sierra, Inc. (the "Registrant") issued a press release providing an update regarding its First Quarter 2006 business outlook and the status of the closing of its acquisition of the storage semiconductor business of Avago Technologies. The press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

     The information in this Form 8-K and the Exhibit, attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.



ITEM 9.01. Financial Statements and Exhibits

       (c) Exhibits.

           99.1 Press release of the Registrant, dated February 27, 2006, providing an update regarding its First Quarter 2006 business outlook and the status of the closing of its acquisition of the storage semiconductor business of Avago Technologies.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PMC-SIERRA, INC.
                                                (Registrant)




     Date: February 27, 2006                    By: /s/ Alan F. Krock
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                                                    Alan F. Krock
                                                    Vice President
                                                    Chief Financial Officer and
                                                    Principal Accounting Officer





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                                  EXHIBIT INDEX

Exhibit
Number                          Description
-------         ----------------------------------------------------------------
99.1            Press release of the Registrant dated February 27, 2006,
                providing an update regarding its First Quarter 2006 business outlook and the status of the closing of its acquisition of the storage semiconductor business of Avago Technologies.







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